CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Stephen C. Roussin, the Chief Executive Officer of The Campbell Multi-Strategy Trust (the Registrant), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: September 10, 2012	By: /s/ Stephen C. Roussin

_______________________
Stephen C. Roussin
Chief Executive Officer

CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Gregory T. Donovan, the Chief Financial Officer of The Campbell Multi-Strategy Trust (the Registrant), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: September 10, 2012	By: /s/ Gregory T. Donovan

_______________________________
Gregory T. Donovan
Chief Financial Officer